SCUDDER
INVESTMENTS(SM)
[LOGO]

------------------------------
MONEY MARKET/TAX FREE
------------------------------

Scudder Tax Free
Money Fund
Fund #071











Annual Report
May 31, 2000



The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      12   Investment Portfolio

                      18   Financial Statements

                      21   Financial Highlights

                      22   Notes to Financial Statements

                      25   Report of Independent Accountants

                      26   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Tax Free Money Fund
--------------------------------------------------------------------------------
ticker symbol STFXX                                             fund number 071
--------------------------------------------------------------------------------

Date of Inception:  o    Short-term interest rates continued to rise over the
1/9/80                   12-month period, directly benefiting money market
                         securities.

                    o    As of May 31, 2000, Scudder Tax Free Money Fund was
Total Net Assets         providing a 3.64% 7-day yield, which translates into
as of 5/31/00:           a 6.03% taxable equivalent yield for investors in the
$267.2 million           39.6% federal tax bracket.

                    o An opportunistic strategy and commitment to high quality money market securities resulted in a total return of 3.09%, which ranked the fund in the top third of 137 tax free money market funds for the 12-month period ended May 31, 2000.^1

                    o Management maintained a shorter average maturity than that of its peers over most of the period, providing liquidity and the flexibility to reinvest in higher yielding securities, especially toward the end of the period.

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results. For the period ended May 31, 2000, Scudder Tax Free Money Fund's Lipper ranking was 45 out of 137 funds for the one-year period, 62 out of 124 funds for the three-year period, 65 out of 115 funds for the five-year period, and 44 out of 73 funds for the ten-year period.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,


Until March 10 the great bull market for "new economy" stocks seemed unstoppable. However, rising interest rates eventually proved too much, as many stocks with high valuations and little or no earnings experienced sharp declines. While we believe the economy is being transformed by a technological revolution, the now lower valuations have helped reduce the level of market risk.

This kind of economic revolution combined with wide market swings can be unnerving for investors. Yet, experience tells us that the best approach during such periods is to take a step back and review one's long term investment goals. It is easy to get caught up in the quickly shifting winds, especially when it has become only more convenient and economical to move from one investment to the next. While adjusting your investment portfolio by adding new investments and harvesting others should be a regular ritual, I encourage you to remain focused on your original purposes for investing.

If you are investing for retirement in 20 years and are seeking long-term gains, you should continue to invest in funds that will help you best achieve those ends, such as domestic and international equity funds. If you are investing for the short-term (1-2 years) and don't want to risk your principal, you should not be considering technology or other narrowly focused funds for a substantial portion of your portfolio. Stick to your plan, stay focused, and avoid the latest fad. Unless you plan to devote your full time energies to investing every day, we think you will be better served by taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stock, small-cap, fixed income, and money market funds.

As a shareholder in Scudder Tax Free Money Fund you already hold a key element of a well-diversified portfolio. The fund's conservative, high quality, and very liquid investments provide relative stability, tax free income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation moderate, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Frank Rachwalski and Jerri Cohen beginning on page 6.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Tax Free Money Fund.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President,
Scudder Tax Free Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2000

In the following interview, portfolio managers Frank J. Rachwalski, Jr. and Jerri I. Cohen discuss the market environment and their approach to managing the fund.

Q: The U.S. stock and bond markets winced with each increase in short-term interest rates by the Federal Reserve. How did the rate increases affect money market securities over the 12-month period?

A: Money market securities are directly impacted by changes in short-term rates, especially the federal funds rate, an important benchmark that is widely watched by fixed income investors. With the U.S. economy strong, unemployment near an all time low, and consumer confidence high, concerns over an acceleration of the inflation rate took center stage. Since the Federal Reserve ("the Fed") has the responsibility to conduct the nation's monetary policy and maintain stability of the financial system, it continued to raise the federal funds rate in response to these trends (see Changes in the Federal Funds Rate below).

Despite raising rates six times and one-and-three-quarters percentage points over the 12 months in attempts to slow growth, the resiliency of the U.S. economy continued to be impressive.

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate
--------------------------------------------------------------------------------
Federal Funds                                      New rate            Change
--------------------------------------------------------------------------------
June 30, 1999                                        5.00%             +0.25%
August 24                                            5.25%             +0.25%
November 16                                          5.50%             +0.25%
February 2, 2000                                     5.75%             +0.25%
March 21                                             6.00%             +0.25%
May 16                                               6.50%             +0.50%
--------------------------------------------------------------------------------

The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

In the first quarter of this year, gross domestic product grew 5.5%. Reflecting signs that inflationary pressures have been building, the consumer price index rose 3.1%, up significantly from the beginning of the 12-month period.

While we think the Fed is closer to achieving its objectives of slowing the economy and controlling inflation, another rate hike is likely. With recent consumer confidence numbers suggesting that consumers are not afraid and are continuing their buying spree, we think the Fed will have to pursue a policy of raising interest rates for the near term. However, the Fed may take a cautious approach to raising rates prior to the November elections.

Q: How did you manage the portfolio in this environment?

A: We pursued two strategies, reflecting the two distinct environments over the 12 months -- the period leading up to the end of 1999 and the year-to-date period. Toward the end of 1999, we focused on maintaining a sufficient level of liquidity in the portfolio while taking advantage of what the market was offering. Generally, this meant maintaining a shorter average maturity than our peers. This strategy was driven by our cautionary approach to the Y2K changeover, which some had speculated might result in a shift to short-term money market instruments at year-end. We maintained a higher than normal level of liquidity in the portfolio in order to be prepared for potentially high investor demand for cash. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

As it turned out, the Fed pumped a great deal of money into the financial system by allowing monetary reserves to grow rapidly in the fourth quarter of 1999. Some speculated that this super-liquid market helped to fuel the strong stock market rally. We think that remaining very liquid (by maintaining a relatively short maturity at year-end) was the right approach. If we were invested in longer term securities and there had been a high demand for cash by investors, it could have been costly to raise cash at that time.

Q: How did the environment change at the beginning of 2000?

A: Y2K concerns essentially evaporated at the beginning of this year, and it appeared likely that the Fed would begin reducing the excess market liquidity. However, the portfolio's average maturity still remained shorter than its peers, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 22 days, which compares to about 35 days for the average tax free money market fund.

--------------------------------------------------------------------------------
Portfolio Maturity
(Average number of days)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

     5/99   29
     6/99   19
     7/99   21
     8/99   26
     9/99   36
    10/99   42
    11/99   46
    12/99   38
     1/00   28
     2/00   27
     3/00   23
     4/00   19
     5/00   22

--------------------------------------------------------------------------------

Q: How did the fund perform?

A: Reflecting the rising interest rate environment, the fund's yield rose. Scudder Tax Free Money Fund's 7-day yield increased from 2.68% to 3.64% over the 12 months, which translated into compound effective yields of 2.71% and 3.70%, respectively. For comparison purposes, we've included a table listing the taxable equivalent yields for the fund below.

From a total return standpoint, the fund's one year return ranked among the top one-third of 137 tax free money market funds as of May 31, 2000 according to Lipper Analytical Services, Inc.

Q: What is the quality of the short-term securities that you buy for the portfolio?

A: We only invest in "first-tier" short-term securities in the portfolio. By that we mean issues that are rated in the top rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investors Service, or Standard and Poor's. The top ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of U.S. Treasury bills. Basically, our philosophy is that it does not pay to take on additional credit risk given the relatively small yield advantage.

--------------------------------------------------------------------------------
Taxable Equivalent Yields on May 31, 2000
--------------------------------------------------------------------------------
                                                 Federal Tax Brackets
--------------------------------------------------------------------------------
                               28%           31%            36%           39.6%
--------------------------------------------------------------------------------
7-day yield                   5.06%         5.28%          5.69%          6.03%
--------------------------------------------------------------------------------

The taxable equivalent yield is the tax free yield adjusted for an individual's tax rate. In effect, an investor in the 39.6% federal tax bracket earns the equivalent of 6.03% from a taxable investment. To the extent that income is derived from municipal obligations in an investor's state of residency, a portion of the fund's income may also be exempt from state taxes.
--------------------------------------------------------------------------------

Q: The fund can invest in a variety of short-term securities. How did you allocate the fund's assets?

A: The fund's allocation of investments tends to remain about the same over time. Typically, we maintain exposure to a broad selection of short-term tax free money market securities, including variable-rate demand notes and high quality commercial paper. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, these securities comprised a significant portion of the portfolio at 59% of assets. Tax-exempt commercial paper, the fund's second largest holding at 37% of assets, boosts stability by allowing the fund to lock in relatively attractive rates over a period of one to three months.

Q: What is your outlook for interest rates?

A: As we mentioned earlier, we think the Fed will raise rates at least one more time before the November elections. However, we think the Fed may eventually be able to ease off its current policy of raising short-term interest rates because of recent signs that the economy may be slowing in reaction to the higher rate environment. Knowing when to stop raising rates is a tough job for the Fed since the rate increases take time to work their way through the economy. Typically it takes six months for the effects to begin showing up, so the braking effects on growth of this year's rate hikes are still yet to come. In any event, this is a great environment for tax free money market fund investors because interest rates are rising and real yields (after subtracting inflation and adjusting for one's tax bracket) are still providing investors with very attractive returns.

Scudder Tax Free Money Fund:
A Team Approach to Investing

Scudder Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Frank J. Rachwalski, Jr. joined the Adviser in 1973 and has over 26 years of experience in short-term fixed income investing and research. Mr. Rachwalski assumed responsibility for the fund's investment strategy and operations in January 1998.

Portfolio manager Jerri I. Cohen joined the Adviser in 1981 and has 18 years of investment industry experience. Ms. Cohen joined the team in 1998.

Investment Portfolio                                          as of May 31, 2000
--------------------------------------------------------------------------------

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------

Alabama
Mobile, AL, Special Care Facilities Financing Authority,
   Series B, Weekly Demand Note, 4.55%, 11/15/2039* ......   3,000,000   3,000,000
Alaska
City of Valdez, AK, Marine Terminal Revenue
   Bonds, ARCO Transmission Project,
   Tax Exempt Commercial Paper:
     4.5%, 6/9/2000 ......................................   3,000,000   3,000,000
     5.55%, 6/9/2000 .....................................   2,500,000   2,500,000
Arizona
Salt River, AZ, Agricultural Improvement and Power
   District, Tax Exempt Commercial Paper:
     4.05%, 6/12/2000 ....................................   2,000,000   2,000,000
     4.05%, 6/13/2000 ....................................   3,000,000   3,000,000
Colorado
Colorado Student Loan Revenue Authority, Series 1990,
   Weekly Demand Note, AMT, 4.2%, 9/1/2024* ..............   2,700,000   2,700,000
District of Columbia
District of Columbia, General Fund Recovery Series B-3,
   Daily Demand Note, 4.5%, 6/1/2003* ....................   2,500,000   2,500,000
Florida
Florida Housing Finance Agency, Multi-family-- Hampton
   Lakes, Weekly Demand Note, 4.35%, 7/1/2008* ...........   4,000,000   4,000,000
Gainesville, FL, Utility System, Tax Exempt Commercial
   Paper, 4.7%, 8/11/2000 ................................   3,000,000   3,000,000
Hillsborough County, FL, Industrial Development Authority,
   Exempt Facilities Revenue, Series A, AMT, Monthly
   Demand Note, 4.45%, 4/1/2030* .........................   4,300,000   4,300,000
Jacksonville, FL, Industrial Development Authority
   Revenue, Airport Hotel Project, Weekly Demand Note,
   4.15%, 7/1/2013* ......................................   3,000,000   3,000,000
Miami-Dade County, FL, Industrial Development Authority
   Revenue, Weekly Demand Note, 4.45%, 9/1/2029* .........   4,000,000   4,000,000
Sarasota County, FL, Public Hospitals, Variable Rate
   Demand Hospital Revenue Bonds, Sarasota Hospital
   Project, Tax Exempt Commercial Paper, 5.5%,
   6/8/2000 ..............................................   4,800,000   4,800,000
Sunshine State Governmental Financing Commission of
   Florida, Weekly Demand Note, 4.3%, 7/1/2016* (b) ......   4,000,000   4,000,000
Georgia
Fulton County, GA, Development Authority Pollution
   Control Revenue, General Motors Corp. Project, Weekly
   Demand Note, 4.1%, 12/1/2001* .........................   2,000,000   2,000,000



    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)  Value ($)
-----------------------------------------------------------------------------------

Municipal Electric Authority of Georgia, Tax Exempt
   Commercial Paper:
     4.1%, 6/13/2000 ......................................   3,000,000   3,000,000
     4.15%, 6/13/2000 .....................................   2,000,000   2,000,000
Willacoochie, GA, Pollution Control Authority Revenue,
   Weekly Demand Note, 4.45%, 5/1/2021* ...................   2,000,000   2,000,000
Illinois
Du Page County, IL, Benet Academy Capital Building,
   Weekly Demand Note, 4.35%, 4/1/2030* ...................   2,000,000   2,000,000
Illinois Development Finance Authority, Pollution Control
   Revenue, Weekly Demand Note, AMT, Series 1997B,
   4.35%, 4/1/2032* (b) ...................................   1,700,000   1,700,000
Illinois Health Facilities Authority, Tax Exempt Commercial
   Paper, 4.05%, 6/14/2000 ................................   2,000,000   2,000,000
Indiana
Indiana Health Facilities Financing Authority Revenue,
   Ascension Health Credit, Series B, Weekly Demand
   Note, 4.55%, 11/15/2039* ...............................   2,000,000   2,000,000
Jasper County, IN, Pollution Control Revenue Bonds,
   Northern Indiana Public Service Project, Tax Exempt
   Commercial Paper, 4.45%, 6/20/2000 .....................   4,000,000   4,000,000
Portage, IN, Economic Development Revenue,
   Breckenridge Apartments Project, Weekly Demand
   Note, AMT, 4.55%, 5/1/2025* ............................   3,850,000   3,850,000
Rockport, IN, Pollution Control Revenue, Indiana &
   Michigan Electric Co., Series A, Weekly Demand Note,
   4.35%, 8/1/2014* .......................................   3,000,000   3,000,000
Sullivan, IN, Pollution Control Revenue Bonds, Hoosier
   Energy Rural Electric Cooperative, Tax Exempt
   Commercial Paper, 4.7%, 9/7/2000 .......................   2,000,000   2,000,000
Kentucky
Danville, KY, Multi Lease Revenue, Multi-City Lease
   Revenue Bonds, Muni-League Pooled Lease Finance
   Program, Tax Exempt Commercial Paper:
     4.15%, 6/12/2000 .....................................   4,000,000   4,000,000
     4.6%, 6/12/2000 ......................................      50,000      50,000
Lexington, KY, Industrial Development Authority, YMCA
   of Central Kentucky, Weekly Demand Note, 4.35%,
   7/1/2019* ..............................................   2,000,000   2,000,000
Mason County, KY, East Kentucky Power Cooperative,
   Pollution Control Revenue, Weekly Demand Note,
   4.35%, 10/15/2014* .....................................   4,900,000   4,900,000
Pendleton County, KY, Multi-County Lease Revenue Bonds,
   Tax Exempt Commercial Paper:
   4.05%, 6/13/2000 .......................................   2,000,000   2,000,000
   4.05%, 6/14/2000 .......................................   2,000,000   2,000,000



    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)  Value ($)
---------------------------------------------------------------------------------

Louisiana
West Baton Rouge, LA, Dow Chemical Project, Pollution
   Control Revenue Bonds, Tax Exempt Commercial
   Paper, 4.75%, 8/10/2000 ..............................   1,950,000   1,950,000
Maryland
Anne Arundle County, MD, General Obligation Bond
   Anticipation Notes, Tax Exempt Commercial Paper,
   4.7%, 9/7/2000 .......................................   2,200,000   2,200,000
Michigan
Delta County, MI, Economic Development Corp.,
   Environmental Impact Revenue, AMT, Monthly Demand
   Note, 4.4%, 12/1/2023* ...............................   1,300,000   1,300,000
Michigan State Job Development Authority Revenue,
   Gordon Food Services Project, Weekly Demand Note,
   4.45%, 8/1/2015* .....................................   4,000,000   4,000,000
Michigan State Strategic Fund, Obligation Revenue,
   Weekly Demand Note, AMT, 4.45%, 11/1/2019* ...........   2,200,000   2,200,000
Michigan Strategic Fund, Tax Exempt Commercial
   Paper, 4.1%, 6/22/2000 ...............................   2,000,000   2,000,000
Oakland County, MI, Economic Development Corp.,
   Limited Obligation Revenue, Weekly Demand Note,
   AMT, 4.45%, 5/1/2012* ................................   3,000,000   3,000,000
University of Michigan, University Revenue, Series 1995A,
   Daily Demand Bond, 4.35%, 12/1/2027* .................   4,900,000   4,900,000
Minnesota
Cottage Grove, MN, Environmental Control Revenue,
   Minnesota Mining and Manufacturing, Series 1982,
   Weekly Demand Note, 4.64%, 8/1/2012* .................   1,100,000   1,100,000
Mississippi
Claiborne County, MS, Pollution Control Revenue Bonds,
   Tax Exempt Commercial Paper, 4.25%, 6/14/2000 ........   1,300,000   1,300,000
Missouri
Missouri State Development & Finance Board, Cargo
   Facilities Revenue, Weekly Demand Note, AMT, 4.54%,
   3/1/2030* ............................................   2,000,000   2,000,000
St. Louis, MO, Airport Revenue Municipal Securities Trust
   Receipts, AMT, Weekly Demand Note, 4.22%,
   7/1/2022* (b) ........................................   3,000,000   3,000,000
Nevada
Las Vegas, NV, Valley Water Authority, Tax Exempt
   Commercial Paper, 4.05%, 6/12/2000 ...................   3,000,000   3,000,000
New Hampshire
New Hampshire General Obligation, Tax Exempt
   Commercial Paper, 4.7%, 8/14/2000 ....................   2,000,000   2,000,000



    The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)  Value ($)
-----------------------------------------------------------------------------------

New Jersey
Salem County, NJ, Industrial Pollution Control Financing
   Authority, E.I. du Pont de Nemours and Co., Weekly
   Demand Note, 4.5%, 3/1/2012* ...........................   7,900,000   7,900,000
New York
Long Island, NY, Power Authority, Electric System
   Subordinated Revenue Bond, Tax Exempt Commercial
   Paper, 4.4%, 7/11/2000 .................................   2,700,000   2,700,000
Nassau County, NY, Tax Anticipation Note, Series C,
   4.75%, 12/21/2000 ......................................   1,000,000   1,003,726
New York City, NY, General Obligation Unlimited, Daily
   Demand Note, 4.3%, 8/15/2005* (b) ......................   1,800,000   1,800,000
New York City, NY, Municipal Water, Tax Exempt
   Commercial Paper, 4.75%, 8/31/2000 .....................   3,300,000   3,300,000
Ohio
Ohio State Higher Educational Facilities Commission
   Revenue, Series B, Weekly Demand Note, 4.35%,
   9/1/2020* ..............................................   1,840,000   1,840,000
Oklahoma
Oklahoma City, OK, Industrial and Cultural Facilities Trust
   Revenue Bonds, Tax Exempt Commercial Paper, 4.65%,
   8/14/2000 ..............................................   2,000,000   2,000,000
Oklahoma Development Revenue Bonds, LGX Project 1998,
   AMT, Weekly Demand Note, 4.45%, 6/1/2018* ..............   3,095,000   3,095,000
Oregon
Clackamas County, OR, Hospital Facilities Authority, Senior
   Living Facilities, Marys Woods, Weekly Demand Note,
   4.45%, 5/15/2029* ......................................   4,000,000   4,000,000
Pennsylvania
Bucks County, PA, Oxford Falls Plaza Project, Weekly
   Demand Note, 4.53%, 10/1/2014* .........................   7,600,000   7,600,000
Dallastown, PA, Area School District, General Obligation,
   Weekly Demand Note, 4.38%, 2/1/2018* (b) ...............   4,000,000   4,000,000
Delaware County, PA, Tax Exempt Commercial Paper,
   4.05%, 6/12/2000 .......................................   2,800,000   2,800,000
Emmaus, PA, General Authority Revenue, Series A, Weekly
   Demand Note, 4.38%, 3/1/2030* (b) ......................   5,000,000   5,000,000
Lancaster County, PA, Hospital Authority Revenue,
   Healthcenter-Luthercare Project, Weekly Demand Note,
   4.4%, 2/15/2029* .......................................   1,025,000   1,025,000
Pennsylvania Higher Education Assistance Agency, Student
   Loan Revenue, Series 1997 A, Weekly Demand Note,
   4.4%, 3/1/2027* ........................................   2,000,000   2,000,000
Philadelphia, PA, Tax and Revenue Anticipation Notes,
   Series A, 4.25%, 6/30/2000 .............................   1,900,000   1,901,093

    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
-----------------------------------------------------------------------------------

South Carolina
South Carolina Public Service Authority, Tax Exempt
   Commercial Paper, 4.75%, 7/13/2000 ....................   3,000,000   3,000,000
Tennessee
Maury County, TN, Industrial Development Board, Water
   Facility Revenue, Saturn Corp. Project, Weekly
   Demand Note, AMT, 4.35%, 6/1/2027* ....................   4,630,000   4,630,000
Texas
Brazos River, TX, Harbor NAV, Adjustable Tender Pollution
   Control Revenue Bonds, Tax Exempt Commercial Paper,
   4.55%, 7/19/2000 ......................................   2,000,000   2,000,000
Harris County, TX, Tax Exempt Commercial Paper, 4.65%,
   9/7/2000 ..............................................   3,335,000   3,335,000
Houston, TX, Water and Sewer Authority, Tax Exempt
   Commercial Paper, 4.65%, 8/14/2000 ....................   3,600,000   3,600,000
San Antonio, TX, Electric & Gas Municipal Securities Trust
   Receipts, SG #79, Series 1996, Weekly Demand Note,
   4.38%, 2/1/2018* ......................................   2,000,000   2,000,000
San Antonio, TX, Tax Exempt Commercial Paper, 4.1%,
   6/22/2000 .............................................   3,000,000   3,000,000
State of Texas, Tax and Revenue Anticipation Note,
   4.5%, 8/31/2000 .......................................   7,300,000   7,313,797
Tarrant County, TX, Health Facilities Development Corp. ..
   Revenue, Weekly Demand Note, 4.35%, 11/15/2027* .......   3,200,000   3,200,000
Texas Municipal Power Agency, Tax-Exempt
   Commercial Paper:
     4.15%, 6/19/2000 ....................................   2,000,000   2,000,000
     4.55%, 8/23/2000 ....................................   5,000,000   5,000,000
Texas Small Business Industrial Development Corp.,
   Industrial Development Revenue, Texas Public Facilities
   Cap Access, Monthly Demand Note, 4.35%, 7/1/2026* .....   8,100,000   8,100,000
University of Texas, Permanent University Fund Bonds,
   Tax Exempt Commercial Paper, 4.5%, 7/12/2000 ..........   4,000,000   4,000,000
Waco, TX, Industrial Development Corp., Economic
   Development Revenue, Patriot Homes of Texas Project,
   Weekly Demand Note, AMT, 4.45%, 6/1/2014* .............   4,700,000   4,700,000
Utah
Salt Lake County, UT, Pollution Control Revenue, British
   Petroleum Service Station Holdings Project, Series
   1994-B, Daily Demand Note, 4.3%, 8/1/2007* ............   1,000,000   1,000,000
Intermountain Power Agency, Tax Exempt Commercial
   Paper, 4.7%, 8/24/2000 ................................   5,000,000   5,000,000
Vermont
Vermont Educational & Health Buildings Finance Agency,
   Weekly Demand Note, 4.05%, 12/1/2030* (b) .............   3,000,000   3,000,000

    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
--------------------------------------------------------------------------------------

 Virginia
 Chesterfield County, VA, Industrial Development Authority
    Pollution Control Revenue Bonds, Tax Exempt
    Commercial Paper, 4.05%, 6/13/2000 .....................     1,700,000   1,700,000
 Louisa County, VA, Industrial Development Authority
    Pollution Control Revenue Bonds, Virginia Electric and
    Power Co. Project, Tax Exempt Commercial Paper,
    4.4%, 6/27/2000 ........................................     2,700,000   2,700,000
 Virginia Port Authority Facility, Municipal Trust Receipts,
    SG 111, Series 1997, Weekly Demand Note, AMT, 4.4%,
    7/1/2024* (b) ..........................................     2,605,000   2,605,000
 West Virginia
 Randolph County, WV, Industrial Development Revenue,
    Allegheny Wood Products Project, Weekly Demand
    Note, AMT, 4.45%, 12/1/2007* ...........................     2,570,000   2,570,000
 Wisconsin
 Eau Claire, WI, Solid Waste Revenue, Pope & Talbot Inc.
    Project, Weekly Demand Note, AMT, 4.55%,
    11/1/2014* .............................................     2,400,000   2,400,000
 Franklin, WI, Industrial Development Revenue, All Glass
    Aquarium Co. Project, Weekly Demand Note, AMT,
    4.45%, 9/1/2018* .......................................     2,000,000   2,000,000
 Wausau, WI, Pollution Control Revenue, Minnesota
    Mining and Manufacturing:
      Series 1982, Weekly Demand Note, 4.64%,
        8/1/2017* ..........................................     2,800,000   2,800,000
      Series 1983, Weekly Demand Note, 4.64%,
        12/1/2001* .........................................       900,000     900,000
 Whitewater, WI, Industrial Development Authority,
    MacLean Fogg Project, Weekly Demand Note, 4.4%,
    12/1/2009* .............................................     1,000,000   1,000,000
 Wisconsin State Health & Educational Facilities Authority
    Revenue, Monthly Demand Note, 3.95%, 5/1/2030* .........     4,900,000   4,900,000

--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $264,668,616) (a)               264,668,616
--------------------------------------------------------------------------------------


* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of May 31, 2000.

(a)      The cost for federal income tax purposes was $264,668,616.

(b) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.

   AMT: Subject to alternative minimum tax.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $264,668,616) .................   $ 264,668,616
Cash ....................................................................         829,418
Receivable for investments sold .........................................         490,000
Interest receivable .....................................................       1,545,327
Receivable for Fund shares sold .........................................         669,770
Other assets ............................................................         198,869
                                                                          ---------------
Total assets ............................................................     268,402,000

Liabilities
-----------------------------------------------------------------------------------------
Dividends payable .......................................................          72,527
Payable for Fund shares redeemed ........................................         823,397
Accrued management fee ..................................................         228,632
Accrued reorganization costs ............................................             871
Accrued Trustees' fees and expenses .....................................          56,161
Other accrued expenses and payables .....................................          23,916
                                                                          ---------------
Total liabilities .......................................................       1,205,504
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 267,196,496
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ....................................        (696,122)
Paid-in capital .........................................................     267,892,618
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 267,196,496
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($267,196,496 /
   267,041,131 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ...............................   $        1.00
                                                                            -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------
Income:
Interest ......................................................   $ 8,440,756
                                                              ---------------

Expenses:
Management fee ................................................     1,139,085
Services to shareholders ......................................       277,942
Custodian and accounting fees .................................        58,583
Auditing ......................................................        46,092
Legal .........................................................        19,767
Trustees' fees and expenses ...................................        96,505
Reports to shareholders .......................................         6,373
Registration fees .............................................        38,682
Reorganization ................................................           871
Other .........................................................        18,912
                                                              ---------------
Total expenses, before expense reductions .....................     1,702,812
Expense reductions ............................................      (188,084)
                                                              ---------------
Total expenses, after expense reductions ......................     1,514,728
-----------------------------------------------------------------------------
Net investment income                                               6,926,028
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 6,926,028
-----------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Five Months       Year Ended
                                       Year Ended May    Ended May 31,     December 31,
Increase (Decrease) in Net Assets         31, 2000           1999             1998
----------------------------------------------------------------------------------------
Operations:
Net investment income ..............   $   6,926,028    $   2,612,316    $     7,403,526
Net realized gain (loss) on
   investment transactons ..........              --               --             (3,898)
                                    ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ......................       6,926,028        2,612,136          7,399,628
                                    ---------------- ----------------    ---------------
Distributions to shareholders
   from:
Net investment income ..............      (6,926,028)      (2,614,750)        (7,401,457)
                                    ---------------- ----------------    ---------------
Fund share transactions at net asset
  value of $1.00 per share:
Proceeds from shares sold ..........     974,856,271      702,916,893      1,093,015,777
Reinvestment of distributions ......       6,376,478        2,401,066          6,769,820
Cost of shares redeemed ............    (971,419,411)    (696,770,475)    (1,134,001,313)
                                    ---------------- ----------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions ....................       9,813,338        8,547,484        (34,215,716)
                                    ---------------- ----------------    ---------------
Increase (decrease) in net assets ..       9,813,338        8,544,870        (34,217,545)
Net assets at beginning of period ..     257,383,158      248,838,288        283,055,833
                                    ---------------- ----------------    ---------------
Net assets at end of period ........   $ 267,196,496    $ 257,383,158    $   248,838,288
                                    ---------------- ----------------    ---------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                               2000(a)    1999(b)  1998(c)  1997(c)  1996(c) 1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $1.000    $1.000     $1.000  $1.000   $1.000   $1.000
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income         .030      .010       .029    .031     .029     .032
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and
  net realized gains on
  investment transactions (d)  (.030)    (.010)     (.029)  (.031)   (.029)   (.032)
------------------------------------------------------------------------------------
Net asset value, end
  of period                   $1.000    $1.000     $1.000  $1.000   $1.000   $1.000
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                3.09(e)   1.03(e)**  2.92(e) 3.10(e)  2.91(e)  3.27
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     267       257        249     283      220      239
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          .75(f)     .75*       .71     .76      .75      .75
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          .66(f)     .65*       .65     .65      .70      .75
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                     3.04       2.46*      2.87    3.06     2.86     3.21
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from December 31 to May 31.

(c)      Years ended December 31.

(d) Net realized capital gains (losses) were less than 6/10 of 1(cent)per share.

(e) Total returns may have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .73% and .65%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On August 10, 1998, the Fund changed its year end for financial reporting and federal income tax purposes to May 31 from December 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $696,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2001 ($29,000), May 31, 2002 ($38,000), May 31, 2003 ($78,000), May 31, 2004
($544,000), May 31, 2005 ($3,000) and May 31, 2006 ($4,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until September 30, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the year ended May 31, 2000, the Adviser did not impose a portion of its fee, amounting to $141,565, and the portion imposed amounted to $997,520, which was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $213,923, of which $18,866 is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $47,976, of which $3,970 is unpaid at May 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $40,493. In addition, a one-time fee of $56,012 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,006 of such costs.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $11,757 and $6,756, respectively, under these arrangements.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Tax Free Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 14, 2000

Tax Information
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended May 31, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                          Ann M. McCreary*
   o  President and Trustee                    o  Vice President

 Henry P. Becton, Jr.                        Frank J. Rachwalski, Jr.*
   o  Trustee; President and General           o  Vice President
      Manager, WGBH Educational
      Foundation                             John Millette*
                                               o  Vice President and Secretary
 Dawn-Marie Driscoll
   o  Trustee;  Executive Fellow, Center     John R. Hebble*
      for Business Ethics, Bentley             o  Treasurer
      College; President, Driscoll
      Associates                             Caroline Pearson*
                                               o  Assistant Secretary
 Peter B. Freeman
   o  Trustee; Corporate Director            *Scudder Kemper Investments, Inc.
      and Trustee

 George M. Lovejoy, Jr.
   o  Trustee; President and Director,
      Fifty Associates; Chairman
      Emeritus, Meredith and Grew, Inc.

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.






SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group